LIVING 3D HOLDINGS LTD

CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Living 3D Holdings Ltd
(A Development Stage Company)

We have audited the consolidated balance sheets of Living 3D Holdings Ltd and its Subsidiaries (collectively, the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations and comprehensive income, consolidated statements of shareholders' equity (deficit) and consolidated statements of cash flows for each of the two years then ended and for the period from June 23, 2008 (inception) to December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for the years then ended and for the period from June 23, 2008 (inception) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has minimal revenue to date and is dependent upon obtaining adequate financing to fulfill its development activities. These factors raise substantial doubts about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MALONEBAILEY, LLP
www.malonebailey.com
Houston, Texas
December 14, 2011

Living 3D Holdings Ltd
(A Development Stage Company)
Consolidated Balance Sheets
(Stated in US dollars)

	December 31, 2010	December 31, 2009

ASSETS
Current Assets
Cash and cash equivalents	$95,723	$12,711
Total Current Assets	95,723	12,711

TOTAL ASSETS	$95,723	$12,711

LIABILITIES & SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accrued liabilities and other payable	3,980	985
Due to related party	71,926	15,823
Total Current Liabilities	75,906	16,808
TOTAL LIABILITIES	$75,906	$16,808

SHAREHOLDERS’ EQUITY (DEFICIT)
Common stock, $1.00 par value, 50,000 shares authorized, 100 shares issued and outstanding at December 31, 2010 and December 31, 2009	$100	$100
Subscription receivable	(100)	(100)
Earnings (deficit) accumulated during the development stage	19,817	(4,097)
TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	19,817	(4,097)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$95,723	$12,711

The accompanying notes are an integrated part of these consolidated financial statements.

Living 3D Holdings Ltd
(A Development Stage Company)
Consolidated Statements of Operations and Comprehensive Income
(Stated in US dollars)

			From Inception
			(June 23, 2008)
			Through
	For the Years Ended December 31,		December 31,
	2010	2009	2010
Revenue	$137,555	$-	$137,555

Cost of revenue	99,997	-	99,997

Gross profit	37,558	-	37,558

Operating expenses

General and administrative expenses	13,775	3,200	17,872

Total operating expenses	13,775	3,200	17,872

Income (loss) from operations	23,783	(3,200)	19,686

Other income	131	-	131

Income (loss) before income tax	23,914	(3,200)	19,817

Income tax expenses	-	-	-

Net Income (Loss)	$23,914	$(3,200)	$19,817

Other comprehensive income (loss)	-	-	-

Total Comprehensive Income (Loss)	$23,914	$(3,200)	$19,817

The accompanying notes are an integrated part of these consolidated financial statements.

Living 3D Holdings Ltd
(A Development Stage Company)
Consolidated Statement of Shasreholders' Equity (Deficit)
June 23, 2008 (Inception) to December 31, 2010
(Stated in US dollars)

				Earnings
				(Deficit)
				Accumulated
	Common Stock			During the
			Subscription	Development	Total Shareholders’
	Shares	Amount	Receivable	Stage	Equity (Deficit)

Balance as of June 28, 2008 (Date of Inception)	-	$-	$-	$-	$-

Issuance of common stock	100	100	(100)	-	-
Net loss for the period				(897)	(897)

Balance as of December 31, 2008	100	$100	$(100)	$(897)	$(897)

Net loss for the year	-	-	-	(3,200)	(3,200)

Balance as of December 31, 2009	100	$100	$(100)	$(4,097)	$(4,097)

Net income for the year	-	-	-	23,914	23,914

Balance as of December 31, 2010	100	$100	$(100)	$19,817	$19,817

The accompanying notes are an integrated part of these consolidated financial statements.

Living 3D Holdings Ltd
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Stated in US dollars)

			From Inception
			(June 23, 2008)
			Through
	For the Years Ended December 31,		December 31,
	2010	2009	2010
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$23,914	$(3,200)	$19,817
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Changes in operating assets and liabilities:

Accrued liabilities and other payable	2,995	88	3,083
CASH PROVIDED BY (USED IN ) OPERATING ACTIVITIES	26,909	(3,112)	22,900

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from related parties	56,103	15,823	72,823

CASH PROVIDED BY FINANCING ACTIVITIES	56,103	15,823	72,823

NET INCREASE IN CASH	83,012	12,711	95,723
CASH AND CASH EQUIVALENTS AT
BEGINNING OF YEAR	$12,711	$-	$-
CASH AND CASH EQUIVALENTS AT END OF
YEAR	$95,723	$12,711	$95,723

Supplementary Disclosures for Cash Flow Information:

Income taxes paid	$-	$-	$-

Interest paid	$-	$-	$-

The accompanying notes are an integrated part of these consolidated financial statements.

LIVING 3D HOLDINGS LTD
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Living 3D Holdings Ltd (“L3D” or the “Company”) was incorporated in the British Virgin Islands (the “BVI”) on June 23, 2008. The Company markets three-dimensional (3D) hardware display devices designed by affiliates and manufactured by third parties.  Such products have application in industries where LCD monitors and LED panels are utilized, including location based entertainment, computer monitors, telecommunications, mobile phones and other hand held devices.

L3D has the following wholly owned subsidiaries, Living 3D (Hong Kong) Ltd, 3D Capital Holdings Inc, Columbia College Hollywood International Limited and Living 3D Technology Group Limited.  L3D and its subsidiaries are collectively referred to as L3D or the Company.  L3D is a development stage company as defined by Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	BASIS OF PRESENTATION

The consolidated financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America.

B.	BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of L3D and its subsidiaries. All material inter-company accounts and transactions have been eliminated in consolidation.

C. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results when ultimately realized could differ from those estimates.

D. CASH AND CASH EQUIVALENTS

The Company considers cash and cash equivalents to include cash on hand and demand deposits with banks with an original maturity of three months or less.

E. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments, including cash, other receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2010 and 2009 due to the relatively short-term nature of these instruments.

F. REVENUE RECOGNITION

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer, including factors such as when persuasive evidence of an arrangement exists, delivery or service has performed, the sales price is fixed and determinable, and collectability is probable. The Company recognizes sales when the merchandise is shipped, title has passed to the customers or service is provided, and collectability is reasonably assured.

G.  FOREIGN CURRENCY TRANSLATION

For financial reporting purposes, the financial statements of the Company and its subsidiaries, which are prepared in Hong Kong Dollar (“HKD”), are translated into its reporting currency, United States Dollars (“USD”). Balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period. Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in the owners' equity.

The exchange rates used for the foreign currency translation were as follows (USD$1 = HKD):
Period Covered	Balance Sheet Date Rates	Average Rates
Year ended December 31, 2010	7.8	7.8
Year ended December 31, 2009	7.8	7.8

The Company follows FASB ASC 830-30, “Foreign Currency Translation”, for both the translation and re-measurement of balance sheet and income statement items into U.S. dollars. Resulting translation adjustments are reported as a separate component of accumulated comprehensive income (loss) in stockholders’ equity.

The Company maintains its books and accounting records in Hong Kong Dollars, the Hong Kong Dollars being the functional currency. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date. Any translation gains (losses) are recorded in exchange reserve as a component of shareholders’ equity. Income and expenditures are translated at the average exchange rate of the year.

H. INCOME TAXES

Taxes are calculated in accordance with taxation principles currently effective in the Hong Kong. The Company accounts for income taxes using the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

I.	RELATED PARTIES

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

J. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The Company first generated revenue in 2010 and is still in the early stages of establishing a market for the products it sells. The Company is primarily funded by Wong Jimmy Kent Lam, the Company’s Chief Executive Officer ("CEO") and principal owner. The Company will have to raise additional capital, including through the sale of equity securities, to support its operation and expansion.

These conditions and uncertainties raise substantial doubt as to the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS

The due to related party balances at December 31, 2010 and 2009 represent advances from Wong Jimmy Kent Lam, the Company’s CEO and principal owner, to support the Company’s operation. The advances were unsecured and non-interest bearing without terms and maturity.

NOTE 5 – COMMON STOCK

The Company has an authorized capital of 50,000 ordinary shares with $1.00 par value, 100 shares are issued and outstanding but unpaid at December 31, 2010.

NOTE 6 – INCOME TAXES

The Company is registered in the BVI and under the current laws of the BVI is not subject to income taxes.

Living 3D (Hong Kong) Limited is registered in Hong Kong and Hong Kong profits tax is calculated at 16.5% of the estimated assessable profit for the period.

A reconciliation between the income tax computed at the U.S. statutory rate the Company’s provision for income tax is as follows:

		Tax Year
	2010	2009
U.S. statutory rate	34.0%	34.0%
Foreign income not recognized in the U.S.	-34.0%	-34.0%
Hong Kong corporate income tax rate	16.5%	16.5%
Net loss not subject to income tax	-16.5%	-16.5%
Provision for income tax	0.0%	0.0%

Accounting for Uncertainty in Income Taxes

The Company adopted the provisions of Accounting for Uncertainty in Income Taxes.  This provision clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with the standard “Accounting for Income Taxes,” and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The provisions of Accounting for Uncertainty in Income Taxes also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in its financial statements.

The Company may from time to time be assessed interest or penalties by major tax jurisdictions.  In the event it receives an assessment for interest and/or penalties, it will be classified in the financial statements as tax expense.

NOTE 7 – SUBSEQUENT EVENTS

In September 2011, the Company collected $100 for issuance of 100 common shares.

On December 8, 2011, the Company entered into a share exchange agreement (the "Share Exchange") with Living 3D Holdings, Inc. (formerly AirWare International Corp and formerly Concrete Casting Incorporated), a company incorporated in the State of Nevada.  Under the Exchange Agreement Living 3D Holdings, Inc. ("Living 3D") issued an aggregate of 62,590,800 shares of its common stock to the shareholders of the Company in exchange for all of the issued and outstanding securities of the Company.  The Share Exchange closed on December 8, 2011. As a result of the Share Exchange, the Company became Living 3D's wholly-owned subsidiary. The transaction was accounted for as a reverse merger and recapitalization whereby the Company is the accounting acquirer and Living 3D is the acquired party.